Exhibit 10.1
EXECUTION COPY
Dated as of June 5, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Michael Gries
Re: Limited Waiver, Consent, and Amendment No. 3 to Credit Agreement
Ladies and Gentlemen:
     We refer to the Amended and Restated Credit Agreement, dated as of June 21, 2007, as amended by Amendment No. 1 dated as of February 28, 2008, Limited Waiver and Amendment No. 2 dated as of March 31, 2009, Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of April 30, 2009, and Consent and Amendment No. 2 to Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of June 1, 2009 (collectively, the “Credit Agreement”), among TLC Vision (USA) Corporation, a Delaware corporation (the “Borrower”), TLC Vision Corporation, a New Brunswick corporation (“Parent”), as Guarantor, the Additional Guarantors, the Lenders, the Issuing Bank, CIT Capital Securities, LLC, as Sole Lead Arranger and Sole Bookrunner, and CIT Healthcare LLC (“CIT”) Collateral Agent and Administrative Agent. The Credit Agreement, as amended by this Limited Waiver, Consent and Amendment No. 3 to Credit Agreement (this “Amendment No. 3”) is referred to herein as the “Amended Credit Agreement”. Capitalized terms used but not defined in this Amendment No. 3 have the same meanings herein as in the Amended Credit Agreement.
     The Loan Parties have requested that the Required Lenders (i) grant a limited waiver with respect to any and all Specified Defaults (as defined below), and (ii) amend certain terms of the Credit Agreement.
     Accordingly, the Loan Parties hereby agree with the undersigned Required Lenders as follows:
     SECTION 1. Limited Waiver of Continuing Defaults.
     (a) The undersigned Lenders hereby waive solely during the Waiver Period (as hereinafter defined) any and all Specified Defaults.
     (b) Upon the termination of the Waiver Period, (i) the Specified Defaults shall be Defaults and Events of Default for all purposes of the Credit Agreement and the other Loan Documents (except to the extent that the Specified Default listed in paragraph 1 of Schedule 3 hereof has been cured in full at the time of such termination) and (ii) the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders shall be entitled to exercise and to enforce any and all rights and remedies available to them under the Loan Documents or otherwise against the Loan Parties or in relation to the Collateral as a result of the occurrence of any Specified Defaults and any Defaults or Events of Default other than the Specified Defaults.
     (c) As used in this Amendment No. 3:
          (i) “Waiver Period” means the period commencing on the Amendment No. 3 Effective Date (as hereinafter defined) and ending on the earlier to occur of (A) June 30, 2009, or (B) the occurrence of any Default or Event of Default (other than a Specified Default); and
          (ii) “Steering Committee” means the representatives of the Lenders set forth on Schedule 1 attached hereto.
     (d) Notwithstanding the limited waiver contained in clause (a) above:
     (i) the defined term Eligible Assignee and Sections 2.06(b)(ii), 2.06(b)(v), 2.15, 5.02 (g)(ii)(B) and 5.02(g)(ii)(D) of the Credit Agreement shall be read and shall apply and be operative as if the foregoing limited waiver had not been granted and the Specified Defaults were continuing; and
     (ii) the Borrower shall have no right to (A) elect to cause an assignment by a Lender Party pursuant to Section 2.10(d) of the Credit Agreement, and (B) request or receive any additional Advance or the issuance of any additional Letter of Credit or Letter of Credit Participation Agreements, pursuant to Article II of the Credit Agreement, or otherwise.
     SECTION 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended as set forth below.
     (a) Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (i) by inserting the following new defined terms in the appropriate alphabetical sequence in such Section:
“Agreement” shall mean this Amended and Restated Credit Agreement, dated as of June 21, 2007, among the Borrower, the Parent, the Additional Guarantors, the Lenders, the Issuing Bank, CIT Capital Securities, LLC as Sole Lead Arranger and Sole Bookrunner, and the Agents, as amended from time to time.
“Adjusted Liquidity” means, as of any date, Liquidity as of such date, minus the amount (on an aggregate basis) of all increases to Liquidity from March 23, 2009 through such date due to any change to the Liquidity Guidelines or failure to comply with the Liquidity Guidelines.
“Amendment No. 3 Effective Date” shall mean June 5, 2009.

“Amendment No. 3 to Credit Agreement” shall mean Limited Waiver, Consent, and Amendment No. 3 to Credit Agreement, dated as of June 5, 2009, among the Loan Parties, [and] the Lenders party thereto[, the Administrative Agent, the Collateral Agent and the Issuing Bank].
“Control Account Agreement” means a control account agreement executed and delivered as required by Section 5.01(o) hereof in favor of the Agent, for the benefit of the Secured Parties.
“Controlled Cash” means collectively, the Owned Cash and Non-Owned Controlled Cash.
“Controlled Loan Party” means any Loan Party that is either the Parent or a wholly owned Subsidiary of the Parent.
“Liquidity” means, as of any date, the aggregate amount of all Controlled Cash as of such date plus the amount (on an aggregate basis) of all decreases to Controlled Cash from June 1, 2009 through such date, due to professional fees being higher than that projected in the 13 week cash flow projections dated as June 4, 2009 and delivered to the Lenders.
“Liquidity Guidelines” means collectively, the TLC Current System Payment Guidelines and the TLC Current System Receivables Practices.
“Non-Owned Controlled Cash” means, as of any date, all cash (a) which is held in a deposit account over which a Controlled Loan Party has the exclusive contractual right and unrestricted power at any time to withdraw such cash, and in the ordinary course does so no less frequently than weekly, and (b) which, upon such withdrawal and deposit into a deposit account of a Controlled Loan Party subject to a Control Account Agreement, will then be Controlled Loan Parties Controlled Cash.
“Owned Cash” means, as of any date, all cash and Cash Equivalents which are (a) legally, beneficially and exclusively owned by any Controlled Loan Party, (b) held in a deposit account of such Controlled Loan Party subject to a Control Account Agreement, (c) subject to no obligation to segregate or hold in trust for the benefit of third parties and (d) subject to no Liens other than Liens created under the Loan Documents and customary Liens in favor of a bank or other depository institution securing obligations owed to such bank or other depository institution in respect of or arising out of such deposit account.
“TLC Current System Payment Guidelines” means the payment guidelines maintained by Parent and its Subsidiaries as of the date hereof with respect to the terms and conditions governing payments to be made to trade creditors.
“TLC Current System Receivables Practices” means the practices maintained by Parent and its Subsidiaries as of the date hereof with respect to the terms on which receivables are settled, compromised and/or paid.
     (ii) by amending and restating in its entirety the following definitions:
     “Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Guaranties, (d) the Collateral Documents, (e) the Fee Letter, (f) each Secured Hedge Agreement, and (g) each Letter of Credit Agreement, each of (a) through (g) as amended.
     “Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document, (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, (c) the obligations of such Loan Party under the fee agreement, dated as of February 10, 2009 between Bingham McCutchen LLP and the Borrower, and (d) the obligations of such Loan Party under the fee agreement, dated as of February 20, 2009 between Gordian Group, LLC and the Borrower.
     (b) Affirmative Covenants. Section 5.01 of the Credit Agreement is amended by inserting the following at the end thereof:
     “(r) Due Diligence. Use, and cause each of its Subsidiaries to use, its best efforts to provide all due diligence materials reasonably requested by the Required Lenders or their legal and financial advisors (including due diligence materials with respect to any proposed asset sales and any severance obligations of Parent or any of its Subsidiaries to any employees or former employees).”
     (c) Negative Covenants. Section 5.02 of the Credit Agreement is amended by inserting the following at the end thereof:

     “(r) Material Amendments. Make, or permit any of its Subsidiaries to make, any material amendment to any agreements with any employee or independent contractor (including, without limitation, any optometrist or surgeon providing refractive laser or other services) unless the Loan Parties reasonably determine that such amendment results in cash savings or improved liquidity for the Loan Parties after consultation with at least two members of the Steering Committee.”
     (d) Reporting Requirements. Section 5.03 of the Credit Agreement is amended by inserting the following at the end thereof:
     “(o) Promptly after the occurrence thereof, written notice of (i) termination of any material contract to which any Loan Party is a party, (ii) failure of any franchisee to make any payment more than three months past due to any Subsidiary, and (iii) any tax audit or assessment of taxes on any Loan Party.
     (p) On Thursday of each week a certificate of the Chief Financial Officers of the Borrower as to (i) Liquidity and Adjusted Liquidity as of Friday of the previous week, (ii) any changes to or non-compliance with either of the Liquidity Guidelines through Friday of the previous week, together with reasonable supporting detail and calculations, (iii) the aggregate amount of severance obligations due and payable to all employees or former employees of the Parent or any of its Subsidiaries during the previous week, and (iv) the aggregate amount of severance payments made to all employees or former employees of the Parent and any of its Subsidiaries during the previous week.
     (q) On Thursday of each week, rolling thirteen week Consolidated cash flow forecasts of Parent and its Subsidiaries and an updated comparison to the budgeted amounts from the prior week’s Consolidated cash flow projections in a form satisfactory to the Required Lenders.”
     SECTION 3. Consent. The Required Lenders hereby consent to and waive to the Event of Default under Section 6.01(c) of the Credit Agreement due to the dissolution of each of the entities set forth on Schedule 2 attached hereto.
     SECTION 4. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that:
     (a) Specified Defaults. Set forth on Schedule 3 attached hereto is an accurate list of certain Defaults and/or Events of Default that have occurred and are continuing under the Loan Documents (such Defaults and/or Events of Default, the “Specified Defaults”) as of the date hereof. Immediately (i) prior to the effectiveness of this Amendment No. 3, the Agents, the Issuing Bank and the Lenders had available to them, and were entitled to exercise, and (ii) upon the expiration of the Waiver Period, the

Agents, the Issuing Bank and the Lenders shall have available to them, and be entitled to exercise, in each case, all of the rights and remedies (including the right to enforce all of the security interests created pursuant to the Loan Documents and, at the direction of the Required Lenders, to terminate the Commitments and accelerate the Advances) accorded under the Credit Agreement and the other Loan Documents with respect to the Specified Defaults and any other then continuing Default or Event of Default. From and after the date hereof, neither the Borrower nor any other Loan Party will assert any objection to, or take any position, or engage in any action, which is inconsistent with, the Loan Parties’ acknowledgments of the existence of the Specified Defaults set forth in this Section 3(a) as of the date hereof.
     (b) Continued Validity of Loan Documents. Except for the consent, waivers and the amendments to the Credit Agreement set forth in Sections 1, 2, and 3 respectively, hereof, this Amendment No. 3 shall not, by implication or otherwise, limit, impair, constitute a consent, waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     (c) Reimbursement and Indemnification Obligations. Nothing contained herein shall be construed to diminish the expense reimbursement and indemnification obligations of the Loan Parties set forth in Section 9.04 of the Credit Agreement.
     (d) Canadian Counsel. The Borrower has an existing obligation to, and will, pay all reasonable fees and expenses of Canadian counsel engaged by Bingham McCutchen LLP, subject to the terms and conditions of the Fee Agreement, dated as of February 10, 2009 between Bingham McCutchen LLP and the Borrower.
     (e) Mandatory Prepayment. The Borrower has an existing obligation to, and will, pay to the Lenders on the day immediately following the last day of the Waiver Period an aggregate amount of $1,434,000 under Section 2.06(b)(v) of the Credit Agreement in respect of Net Cash Proceeds from a tax refund.
     SECTION 5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment No. 3 has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Amendment No. 3 is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Amendment No. 3 and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) No Violation; No Defaults; Consents and Approvals. The execution, delivery and performance by each Loan Party of this Amendment No. 3 and the Amended Credit Agreement, are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
     (c) Representations. After giving effect to this Amendment No. 3, each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are not understandings or agreements relating to the Obligations other than the Loan Documents.
     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (iv) As of the Amendment No. 3 Effective Date (a) the outstanding principal amount of all Term Advances equals $76,667,310.46, (b) the outstanding principal amount of all Revolving Credit Advances equals $23,400,000.00 and (c) the outstanding LC Exposure equals US $225,000 and CAD $1,000,000.
     (e) No Other Defaults. No Default or Event of Default exists on the date hereof other than the Specified Defaults.

          (f) Vision Corporation. Vision Corporation has no assets, liabilities (other than intercompany liabilities not exceeding $2,800,000 in the aggregate), debts, or other obligations (other than obligations having an aggregate de minimis value).
     SECTION 6. Conditions to Effectiveness. This Amendment No. 3 shall become effective if, and only if, on or before June 5, 2009, each of the following conditions precedent shall have been satisfied:
     (a) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (i) duly executed counterparts of this Amendment No. 3 which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Amendment No. 3 to become effective and (ii) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Guarantors.
     (b) Obligations. The Borrower shall have paid in full all principal, interest and any other Obligations due and payable on or prior to the Amendment No. 3 Effective Date (other than payment of an aggregate amount of $1,434,000 under Section 2.06(b)(v) of the Credit Agreement in respect of Net Cash Proceeds from a tax refund).
     (c) Fees, Costs and Expenses. The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (i) Bingham McCutchen LLP, counsel to certain of the Lenders, pursuant to the fee agreement dated as of February 10, 2009, and (ii) Gordian Group LLC, the financial advisor engaged by Bingham McCutchen LLP for the benefit of the lenders represented by it, pursuant to the engagement letter, dated as of February 20, 2009.
     (d) Proof of Corporate Action. The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the Amendment No. 3 Effective Date, of the records of all corporate action taken by such Person to authorize (i) such Person’s execution and delivery of this Amendment No. 3, and (ii) such Person’s performance of all of its agreements and obligations under this Amendment No. 3 and the Amended Credit Agreement. Such certified copies shall be in form and substance reasonably satisfactory to the Required Lenders.
     (e) Incumbency Certificate. The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated the Amendment No. 3 Effective Date, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (x) to sign, in the name and on behalf of such Person this Amendment No. 3, and (y) to give notices and to take other action on behalf of such Person under this Amendment No. 3 and the Loan Documents. Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.
     (f) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated the Amendment No. 3 Effective

Date, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Loan Parties contained in Section 5 hereof are true and correct as of the Amendment No. 3 Effective Date, and (ii) all conditions to the effectiveness of this Amendment No. 3 set forth in this Section 6, other than those which are subject to the discretion of the Agents or any Lender, have been satisfied in all respects.
     (g) Severance Agreements. The Parent shall have entered into a severance agreement with James C. Wachtman in form and substance satisfactory to the Required Lenders. Each of the Required Lenders hereby acknowledges and agrees that the draft severance agreement between the Parent and James C. Wachtman that was sent on behalf of the Parent to Gordian Group LLC on June 4, 2009 is in form and substance satisfactory to it.
     SECTION 7. Post-Closing Covenants.
     (a) Obligations. The Borrower shall pay in full all principal, interest and any other Obligations due and payable during the Waiver Period.
     (b) Liquidity. The Loan Parties shall during the Waiver Period (i) at all times cause minimum Liquidity to be no less than $1,500,000, (ii) as of the last Business Day of any week, cause minimum Adjusted Liquidity to be no less than $1,500,000, and (iii) promptly notify the Agents and the Lender Parties if (A) Liquidity is less than $2,000,000 at any time or (B) Adjusted Liquidity is less than $2,000,000 as of the last Business Day of any week.
     (c) Meetings and Additional Information. The Loan Parties shall respond promptly to any reasonable requests for additional information from any member of the Steering Committee and its advisors.
     (d) Distributions to Parent. During the Waiver Period, the Borrower shall not declare and pay cash dividends to Parent in excess of an aggregate amount of $375,000 to permit Parent to pay (1) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers) and (2) franchise fees or similar taxes and fees required to maintain its corporate existence.
     SECTION 8. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment No. 3, and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 10. Miscellaneous. The failure of any Loan Party to timely perform any of its obligations under Section 7 hereof shall constitute an immediate and automatic Event of Default. This Amendment No. 3 constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto. The waivers set forth in Sections 1 and 3 of this Amendment No. 3 shall not apply to any other provision of the Credit Agreement, and shall be limited precisely as written, and the waiver set forth in Section 1 of this Amendment No. 3 shall only be effective during the Waiver Period. Except as expressly provided herein, this Amendment No. 3 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment No. 3, the terms and provisions of this Amendment No. 3 shall govern. The headings used in this Amendment No. 3 are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment No. 3 or any provision hereof. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Amendment No. 3 may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Amendment No. 3 by facsimile transmission shall constitute execution and delivery of this Amendment No. 3 for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Amendment No. 3 may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Amendment No. 3.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours, TLC VISION (USA) CORPORATION, as Borrower
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

TLC VISION CORPORATION, as Parent and Guarantor
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

Annex A
CONSENT
Dated as of June 5, 2009
We, the undersigned, as Guarantors under the Guaranty and Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Credit Agreement) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders party to the Credit Agreement referred to in the foregoing Amendment No. 3 to the Credit Agreement (the “Amendment No. 3”), hereby consent to such Amendment No. 3 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 3, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment No. 3, each reference in the Guaranty , the Security Agreements and the Intellectual Property Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment No. 3.

GUARANTORS TLC VISION CORPORATION
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

AMERICAN EYE INSTRUMENTS, INC.
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
By: TLC THE LASER CENTER (INSTITUTE) INC., ITS MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED PARTNERSHIP
By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC,LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
By: TLC THE LASER CENTER (NORTHEAST) INC., ITS MEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

TLC THE LASER CENTER (MONCTON) INC. RHEO CLINIC INC. VISION CORPORATION
By:	/s/ James B. Tiffany
	Name:	James B. Tiffany
	Title:	President and Chief Operating Officer

Agreed to and Accepted By:
Brentwood CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By:
Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By: Emerald Orchard Limited
By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Authorized Signatory

[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By:

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By: HCSMF SCOTIA SWAP
By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Authorized Signatory
[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By:
Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President
[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By:
Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President
[Limited Waiver, Consent and Amendment No. 3 to Credit Agreement]

Agreed to and Accepted By:
Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President

Agreed to and Accepted By:
Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President

Agreed to and Accepted By:
Southfork CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President

Agreed to and Accepted By:
Loan Funding VII LLC
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Mark Okada

	Name:	Mark Okada
	Title:	Executive Vice President

Agreed to and Accepted By:
GALE FORCE 1 CLO. LTD.
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith

	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Agreed to and Accepted By:
GALE FORCE 3 CLO. LTD.
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith

	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Agreed to and Accepted By:
FM LEVERAGED CAPITAL FUND II
By: GSO/Blackstone Debt Funds Management LLC
as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith

	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Agreed to and Accepted By:
MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Daniel H. Smith

	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Agreed to and Accepted By: CIFC Funding 2007 — IV, Ltd.
By:	/s/ Steve Vallaro
	Name:	Steve Vallaro
	Title:	Co-Chief Investment Officer

Agreed to and Accepted By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Agreed to and Accepted By: Pangaea CLO 2007-1 LTD.
By:	Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

Agreed to and Accepted By: Sargas CLO 1 LTD.
By:	Sargas Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

Agreed to and Accepted By: AMMC CLO III, Limited
By:	American Money Management, Corp. As Collateral Manager

By:	/s/ Chester Eng
	Name:	Chester Eng
	Title:	Senior Vice President

Agreed to and Accepted By: AMMC CLO IV, Limited
By:	American Money Management, Corp. As Collateral Manager

By:	/s/ Chester Eng
	Name:	Chester Eng
	Title:	Senior Vice President

Agreed to and Accepted By: AMMC VII, Limited
By:	American Money Management, Corp. As Collateral Manager

By:	/s/ Chester Eng
	Name:	Chester Eng
	Title:	Senior Vice President

Agreed to and Accepted By: AMMC VIII, Limited
By:	American Money Management, Corp. As Collateral Manager

By:	/s/ Chester Eng
	Name:	Chester Eng
	Title:	Senior Vice President

Schedule 1
Steering Committee of Lenders
1.	Highland Capital Management, L.P.

2.	GSO/Blackstone Debt Funds Management LLC

3.	CIFC Funding 2007 — IV, Ltd.

4.	Pangaea Asset Management, LLC

Schedule 2
Dissolved Entities
1.	New Vision Strategies, LLC

2.	Dakota Dunes Refractive, LLC

3.	Wisconsin Refractive, L.L.C.

4.	TLC Laser Center of Lansing L.L.C.

5.	TLC Laser Center of Kalamazoo L.L.C.

6.	TLC Laser Center of Detroit L.L.C.

7.	Northwestern Laser Vision, LLC

8.	Vision Corporation

Schedule 3
Specified Defaults
1. Event of Default under Section 6.01(a) of the Credit Agreement because the Borrower failed to comply with Section 2.06(b)(v) of the Credit Agreement with respect to a mandatory prepayment in the aggregate amount of $1,434,000 from Net Cash Proceeds of a tax refund for the Fiscal Year ended December 31, 2008.
2. Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with the Total Leverage Ratio and Fixed Charge Coverage Ratio in Section 5.04 of the Credit Agreement for the Measurement Periods ended December 31, 2008 and March 31, 2009.
3. Event of Default under the Credit Agreement because the Borrower received an audit opinion with respect to the Fiscal Year ended December 31, 2008 that contains a going concern qualification.
4. Default or Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to comply with Section 5.03(a) of the Credit Agreement by not giving notice of any of the Events of Default listed in paragraphs 1 through 3 above.
5. Default under Section 6.01(d) of the Credit Agreement because the Borrower fails to maintain its corporate ratings from Moody’s and S&P.